EXHIBIT 21.1
DOUGLAS EMMETT, INC.
ACTIVE ENTITIES
As of December 31, 2024

CORPORATIONS:
Entity Name		State of Formation

Douglas Emmett, Inc.		Maryland (6/28/2005)
	Qualified in:	California (10/5/2006)

Douglas Emmett Management, Inc.		Delaware (7/25/2005)
(fka Douglas Emmett, LLC)	Qualified in:	California (8/30/2006)

Douglas Emmett Builders		California (10/18/1991)
(fka P.L.E. Builders, Inc.)

DE Pacific REIT, Inc.		Maryland (7/5/2016)
	Qualified in:	California (7/8/2016)

DE Park Avenue REIT, Inc.		Maryland (2/18/2016)
	Qualified in:	California (3/4/2016)

DE Ocean Avenue REIT, Inc.		Maryland (2/28/2022)
	Qualified in:	California (3/2/2022)

LIMITED LIABILITY COMPANIES:
Entity Name		State of Formation

401 SM, LLC		Delaware (3/17/2023)
	Qualified in:	California (3/21/2023)

530 Wilshire, LLC		Delaware (3/17/2023)
	Qualified in:	California (3/21/2023)

11633 BSVM, LLC		Delaware (3/17/2023)
	Qualified in:	California (3/21/2023)

11726 BEP, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

11750 LMLA, LLC		Delaware (3/17/2023)
	Qualified in:	California (3/21/2023)

11980 BMP, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

11990 Brentwood Court, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/21/2023)

12400 Wilshire, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

12424 Gateway, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

15165 Columbus Center, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

15910 Encino Plaza, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

Barrington Pacific, LLC		California (5/22/2001)

Brentwood Saltair, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

Carthay Campus, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/21/2023)

DE 100 Wilshire, LLC		Delaware (6/4/2019)
	Qualified in:	California (6/4/2019)

DE 8484 Wilshire, LLC		Delaware (1/28/2019)
(fka DE Owensmouth, LLC)	Qualified in:	California (1/29/2019)

DE 11900, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

DE 10990 Wilshire, LLC		Delaware (1/28/2019)
(fka DE 201 Santa Monica, LLC)	Qualified in:	California (1/29/2019)

DE 1221 Ocean, LLC		Delaware (2/15/2022)
California (2/16/2022)

DE 16501, LLC		Delaware (6/4/2019)
	Qualified in:	California (6/4/2019)

DE 16830, LLC		Delaware (6/4/2019)
	Qualified in:	California (6/4/2019)

DE 11777, LLC		Delaware (6/4/2019)
	Qualified in:	California (6/4/2019)

DE BHMC, LLC		Delaware (3/23/2021)
	Qualified in:	California (3/25/2021)

DE Coral Plaza, LLC		Delaware (7/9/2019)
	Qualified in:	California (7/10/2019)

DE Glendon, LLC		Delaware (4/5/2019)
	Qualified in:	California (4/9/2019)

DE Glendon Operating Company, LLC		Delaware (5/6/2019)
	Qualified in:	California (5/7/2019)

DE Lincoln Wilshire, LLC		Delaware (7/9/2019)
	Qualified in:	California (7/10/2019)

DE MBP, LLC		Delaware (9/19/2019)
	Qualified in:	California (9/20/2019)

DE Ocean Avenue Manager, LLC		Delaware (2/15/2022)
	Qualified in:	California (2/16/2022)

DE Ocean Avenue Member, LLC		Delaware (2/15/2022)
California (2/16/2022)

DE Ocean Avenue Venture, LLC		Delaware (2/8/2022)
California (2/9/2022)

DE Pacific 429, LLC		Delaware (3/20/2017)
	Qualified in:	California (3/21/2017)

DE Pacific 1299, LLC		Delaware (3/20/2017)
	Qualified in:	California (3/21/2017)

DE Pacific 233, LLC		Delaware (7/25/2016)
	Qualified in:	California 10/6/2016

DE Pacific 12100, LLC		Delaware (6/15/2016)
	Qualified in:	California (6/29/2016)

DE Pacific 9665, LLC		Delaware (6/6/2017)
	Qualified in:	California (6/14/2017)

DE Pacific Manager, LLC		Delaware (6/15/2016)
	Qualified in:	California (6/29/2016)

DE Pacific Member, LLC		Delaware (6/15/2016)
	Qualified in:	California (6/29/2016)

DE Pacific Venture, LLC		Delaware (6/15/2016)
	Qualified in:	California (6/29/2016)

DE Pacific Operating Company, LLC		Delaware (6/15/2016)
	Qualified in:	California (6/29/2016)

DE Palisades Promenade, LLC		Delaware (3/23/2021)
	Qualified in:	California (4/16/2021)

DE Park Avenue Manager, LLC		Delaware (12/18/2015)
	Qualified in:	California (1/14/2016)

DE Park Avenue Member, LLC		Delaware (12/18/2015)
	Qualified in:	California (1/14/2016)

DE Park Avenue Operating Company, LLC		Delaware (12/18/2015)
	Qualified in:	California (1/14/2016)

DE Park Avenue Venture, LLC		Delaware (12/18/2015)
	Qualified in:	California (1/14/2016)

DE Park Avenue 1100, LLC		Delaware (1/6/2016)
	Qualified in:	California (1/14/2016)

DE Park Avenue 10880, LLC		Delaware (1/6/2016)
	Qualified in:	California (1/14/2016)

DE Park Avenue 10940, LLC		Delaware (1/6/2016)
	Qualified in:	California (1/14/2016)

DE Park Avenue 10960, LLC		Delaware (1/6/2016)
	Qualified in:	California (1/14/2016)

DE Rose Member, LLC		Delaware (10/9/2020)
	Qualified in:	California (10/14/2020)

DE Rose Venture, LLC		Delaware (12/02/2024)
	Qualified in:	California (12/27/2024)

DE Rose, LLC		Delaware (12/02/2024)
	Qualified in:	California (12/27/2024)

DE Saltair SV, LLC		Delaware (6/4/2019)
	Qualified in:	California (6/4/2019)

DE SM Square, LLC		Delaware (7/9/2019)
	Qualified in:	California (7/10/2019)

DE VOP, LLC		Delaware (7/9/2019)
	Qualified in:	California (7/10/2019)

DE Wilshire Canon, LLC		Delaware (9/13/2017)
	Qualified in:	California (9/13/2017)

DEG, LLC		Delaware (7/28/2004)
	Qualified in:	Hawaii (8/4/2004)

DEG Residential, LLC		Delaware (1/3/2005)
	Qualified in:	Hawaii (1/5/05)

DEGA, LLC		Delaware (1/3/2005)
	Qualified in:	Hawaii (1/5/2005)

DEI X Partnership GP, LLC		Delaware (1/27/2010)
	Qualified in:	California (1/28/2010)

DEIX, LLC		Delaware (7/14/2008)
	Qualified in:	California (7/24/2008)

Douglas Emmett 1993, LLC		Delaware (6/10/2004)
	Qualified in:	California (6/23/2004)

Douglas Emmett 1995, LLC		Delaware (5/26/2004)
	Qualified in:	California (5/28/2004)

Douglas Emmett 1996, LLC		Delaware (11/9/2004)
	Qualified in:	California (11/12/2004)

Douglas Emmett 1997, LLC		Delaware (6/7/2005)
	Qualified in:	California (7/1/2005)

Douglas Emmett 1998, LLC		Delaware (6/7/2005)
	Qualified in:	California (7/1/2005)

Douglas Emmett 2000, LLC		Delaware (6/7/2005)
	Qualified in:	California (7/1/2005)

Douglas Emmett 2007, LLC		Delaware (3/19/2007)
	Qualified in:	California (3/20/2007)

Douglas Emmett 2008, LLC		Delaware (3/10/2008)
	Qualified in:	California (3/10/2008)

Douglas Emmett 2010, LLC		Delaware (5/18/2010)
	Qualified in:	Hawaii (5/19/2010)
California (7/2/2010)

Douglas Emmett 2011, LLC		Delaware (11/30/2011)
	Qualified in:	California (12/1/2011)

Douglas Emmett 2013, LLC		California (3/23/2004)
(fka Owensmouth/Warner, LLC)

Douglas Emmett 2014, LLC		Delaware (7/9/2015)
	Qualified in:	California (7/13/2015)

Douglas Emmett 2015, LLC		Delaware (2/5/2015)
	Qualified in:	California (2/6/2015)

Douglas Emmett 2016, LLC		Delaware (10/5/2016)
	Qualified in:	California (10/6/2016)

Douglas Emmett Builders Hawaii, LLC		Delaware (3/1/2011)
	Qualified in:	Hawaii (4/8/2011)

Douglas Emmett Fund X, LLC		Delaware (6/20/2008)
	Qualified in:	California (7/24/2008)

Douglas Emmett Joint Venture, LLC		Delaware (8/17/2010)

Douglas Emmett Management, LLC		Delaware (8/25/2006)
	Qualified in:	California (8/30/2006)
North Carolina (8/31/2020)

Douglas Emmett Management Hawaii, LLC		Delaware (1/17/2007)
	Qualified in:	Hawaii (1/24/2007)

Douglas Emmett Realty Fund, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund, a CA limited partnership)

Douglas Emmett Realty Fund 1995, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 1995, a CA limited partnership)

Douglas Emmett Realty Fund 1996, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 1996, a CA limited partnership)	Qualified in:	California (12/12/2014)

Douglas Emmett Realty Fund 1997, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 1997, a CA limited partnership)	Qualified in:	California (8/19/2010)

Douglas Emmett Realty Fund 1998, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 1998, a CA limited partnership)

Douglas Emmett Realty Fund 2000, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 2000, a CA limited partnership)

Douglas Emmett Realty Fund 2002, LLC		Delaware (8/17/2010)
(fka Douglas Emmett Realty Fund 2002, a CA limited partnership)	Qualified in:	California (8/19/2010)

Douglas Emmett Residential 2005, LLC		Delaware (5/31/2005)
	Qualified in:	California (6/1/2005)
	Qualified in:	Hawaii (2/1/2006)

Douglas Emmett Residential 2006, LLC		Delaware (11/16/2006)
	Qualified in:	California (11/20/2005)

Douglas Emmett Residential 2014, LLC		Delaware (9/30/2014)
	Qualified in:	Hawaii (10/7/2014)

Douglas Emmett Studio Plaza, LLC		Delaware (12/2/2016)
	Qualified in:	California (12/5/2016)

Encino Gateway, LLC		Delaware (3/16/2023)
	Qualified in:	California (3/20/2023)

Harbor Court, LLC		Delaware (4/25/2023)
	Qualified in:	California (4/26/2023)

Landmark Park, LLC		Delaware (3/29/2023)
	Qualified in:	California (4/5/2023)

San Vicente Plaza , LLC		Delaware (3/16/2023)
	Qualified in:	California (3/21/2023)

Shores Barrington, LLC		Delaware (10/18/2004)
	Qualified in:	California (10/25/2004)

Westwood Place Investors, LLC		Delaware (3/11/1999)
	Qualified in:	California (3/16/1999)

LIMITED PARTNERSHIPS:
Entity Name		State of Formation

Douglas Emmett Properties, LP		Delaware (7/25/2005)
	Qualified in:	California (9/12/2006)

Douglas Emmett Partnership X, LP		Delaware (1/27/2010)
	Qualified in:	California (1/28/2010)

DEI X Partnership REIT, LP		Delaware (4/21/2010)
	Qualified in:	California (6/23/2010)

DE 12121 Wilshire, LP		Delaware (5/10/2010)
	Qualified in:	California (10/6/2010)

DE Landholdings, LP		Delaware (5/10/2010)
	Qualified in:	California (10/6/2010)